Exhibit 4.9 1 Description of Registrant’s Securities Class A voting common stock - Farmer Mac’s Class A voting common stock has a par value of $1. - Farmer Mac’s statutory charter restricts ownership of Farmer Mac's Class A voting common stock to banks, insurance companies, and other financial institutions or similar entities that are not institutions of the Farm Credit System. Shares of Class A voting common stock may only be transferred to other banks, insurance companies, and other financial institutions or similar entities that are not institutions of the Farm Credit System. - The charter also provides that five members of Farmer Mac's 15-member board of directors (the “Board”) are elected by a plurality of the votes of the Class A stockholders each year. Each share of Class A voting common stock shall be entitled to one vote for each of the five seats eligible to be elected by holders of Class A voting common stock, with rights of cumulative voting at all elections of directors. - The charter limits the amount of Class A voting common stock that any one holder may own to no more than 33% of the outstanding shares of Class A voting common stock. - Except for voting rights with respect to Farmer Mac’s Board and transfer rights (in each case, as described above), there are no other provisions in Farmer Mac’s charter or bylaws permitting a change of control of Farmer Mac absent action on the part of Congress (or the Farm Credit Administration, in the event of a conservatorship). - Dividends as may be declared by the Board, in the discretion of the Board, shall be paid by Farmer Mac to holders of the Class A voting common stock pro rata based on at minimum the total number of shares of both the Class A voting common stock and the Class B voting common stock outstanding. Declaration and payment of dividends are subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter; and - all dividends due on preferred stock have been paid. - The Class A voting common stock does not contain any conversion terms, sinking fund provisions, redemption provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac.

Exhibit 4.9 2 - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares (including Class A voting common stock) receive any payment. Shares of Class A voting common stock have equal liquidation preference to all other classes of Farmer Mac’s common stock and would receive pro rata distribution of any funds remaining after full liquidation of outstanding preferred stock. - The rights of holders may be modified otherwise than by a vote of a majority or more of the shares outstanding, voting as a class, under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Class A voting common stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Class A voting common stock. - The rights of holders of Class A voting common stock are materially limited or qualified by the rights of holders of Farmer Mac’s outstanding series of preferred stock in dividend payment and liquidation preference (in each case as described above). The rights of holders of Class A voting common stock are otherwise not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities. Class B voting common stock - Farmer Mac’s Class B voting common stock has a par value of $1. - Farmer Mac’s statutory charter restricts ownership of Farmer Mac's Class B voting common stock to institutions of the Farm Credit System. Shares of Class B voting common stock may only be transferred to other institutions of the Farm Credit System. - The charter also provides that five members of Farmer Mac's 15-member board of directors (the “Board”) are elected by a plurality of the votes of the Class B stockholders each year. Each share of Class B voting common stock shall be entitled to one vote for each of the five seats eligible to be elected by holders of Class B voting common stock, with rights of cumulative voting at all elections of directors. - - The charter does not prescribe a limit for the amount of Class B voting common stock that any one holder may own. - Except for voting rights with respect to Farmer Mac’s Board and transfer rights (in each case, as described above), there are no other provisions in Farmer Mac’s charter or bylaws permitting a change of control of Farmer Mac absent action on the part of Congress (or the Farm Credit Administration, in the event of a conservatorship).

Exhibit 4.9 3 - Dividends as may be declared by the Board, in the discretion of the Board, shall be paid by Farmer Mac to holders of the Class B voting common stock pro rata based on at minimum the total number of shares of both the Class A voting common stock and the Class B voting common stock outstanding. Declaration and payment of dividends are subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter; and - all dividends due on preferred stock have been paid. - The Class B voting common stock does not contain any conversion terms, sinking fund provisions, redemption provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares (including Class B voting common stock) receive any payment. Shares of Class B voting common stock have equal liquidation preference to all other classes of Farmer Mac’s common stock and would receive pro rata distribution of any funds remaining after full liquidation of outstanding preferred stock. - The rights of holders may be modified otherwise than by a vote of a majority or more of the shares outstanding, voting as a class, under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Class B voting common stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Class B voting common stock. - The rights of holders of Class B voting common stock are materially limited or qualified by the rights of holders of Farmer Mac’s outstanding series of preferred stock in dividend payment and liquidation preference (in each case as described above). The rights of holders of Class B voting common stock are otherwise not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities. Class C non-voting common stock - Farmer Mac’s Class C non-voting common stock has a par value of $1.

Exhibit 4.9 4 - The charter does not impose any ownership restrictions on Farmer Mac's Class C non- voting common stock, and shares of this class are freely transferable. Holders of the Class C non-voting common stock do not vote on the election of directors or any other matter, including any right to a change of control of Farmer Mac. - Dividends as may be declared by the Board, in the discretion of the Board, shall be paid by Farmer Mac to holders of the Class C non-voting common stock, subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter; and - all dividends due on preferred stock have been paid. - The Class C non-voting common stock does not contain any conversion terms, sinking fund provisions, redemption provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares (including Class C non-voting common stock) receive any payment. Shares of Class C non-voting common stock have equal liquidation preference to all other classes of Farmer Mac’s common stock and would receive pro rata distribution of any funds remaining after full liquidation of outstanding preferred stock. - The rights of holders may be modified under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Class C non-voting common stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Class C non-voting common stock. - The rights of holders of Class C non-voting common stock are materially limited or qualified by the rights of holders of Farmer Mac’s outstanding series of preferred stock in dividend payment and liquidation preference (in each case as described above). The rights of holders of Class C non-voting common stock are otherwise not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities.

Exhibit 4.9 5 5.700% Non-Cumulative Preferred Stock, Series D - Farmer Mac’s 5.700% Non-Cumulative Preferred Stock, Series D (the “Series D Preferred Stock”) has a par value of $25, an initial liquidation preference of $25 per share, and an annualized (non-cumulative) dividend rate of 5.700%. Each series of outstanding preferred stock (including the Series D Preferred Stock) ranks senior to Farmer Mac’s outstanding classes of common stock. - The charter does not impose any ownership restrictions on Farmer Mac's Series D Preferred Stock, and shares of this stock are freely transferable. Holders of the Series D Preferred Stock do not vote on the election of directors or any other matter, including any right to a change of control of Farmer Mac. - Dividends as may be declared by the Board, in the discretion of the Board, are paid quarterly to holders of the Series D Preferred Stock. Dividends on the Series D Preferred Stock are non-cumulative, so if the Board has not declared a dividend before the dividend payment date for any dividend period, the dividend will not be paid or accumulate, and Farmer Mac will not be obligated to pay dividends for that dividend period, whether or not dividends on the Series D Preferred Stock are declared for any future dividend period. Farmer Mac may pay dividends on the Series D Preferred Stock without paying dividends on any class or series of stock Farmer Mac may issue in the future that ranks junior to the Series D Preferred Stock. Dividends on the Series D Preferred Stock are also subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; and - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter. - The Series D Preferred Stock does not contain any conversion terms, sinking fund provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - Farmer Mac has the right, but not the obligation, to redeem some or all of the issued and outstanding shares of Series D Preferred Stock on any scheduled dividend payment date on or after July 17, 2024, at a price equal to the then-applicable liquidation preference. If Farmer Mac chooses to redeem the Series D Preferred Stock, Farmer Mac will provide notice of the redemption between 30 and 60 days prior to the redemption date, by mail or in any manner permitted by the Depository Trust Company, which holds the shares of Series D Preferred Stock in book-entry form. There are no restrictions on redemption if there is any arrearage in the payment of dividends.

Exhibit 4.9 6 - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares receive any payment. The shares of Series D Preferred Stock have equal liquidation preference to all other classes of Farmer Mac’s preferred stock. If assets available for distribution to Farmer Mac’s stockholders are insufficient to pay in full the aggregate amount of the par value for all shares of all series of Farmer Mac’s preferred stock (including the Series D Preferred Stock), the assets will be distributed to the holders of shares of the Series D Preferred Stock on a pro rata basis with all other shares of Farmer Mac’s outstanding preferred stock. - The rights of holders may be modified under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Series D Preferred Stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Series D Preferred Stock. - The rights of holders of Series D Preferred Stock are not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities. 5.750% Non-Cumulative Preferred Stock, Series E - Farmer Mac’s 5.750% Non-Cumulative Preferred Stock, Series E (the “Series E Preferred Stock”) has a par value of $25, an initial liquidation preference of $25 per share, and an annualized (non-cumulative) dividend rate of 5.750%. Each series of outstanding preferred stock (including the Series E Preferred Stock) ranks senior to Farmer Mac’s outstanding classes of common stock. - The charter does not impose any ownership restrictions on Farmer Mac's Series E Preferred Stock, and shares of this stock are freely transferable. Holders of the Series E Preferred Stock do not vote on the election of directors or any other matter, including any right to a change of control of Farmer Mac. - Dividends as may be declared by the Board, in the discretion of the Board, are paid quarterly to holders of the Series E Preferred Stock. Dividends on the Series E Preferred Stock are non-cumulative, so if the Board has not declared a dividend before the dividend payment date for any dividend period, the dividend will not be paid or accumulate, and Farmer Mac will not be obligated to pay dividends for that dividend period, whether or not dividends on the Series E Preferred Stock are declared for any future dividend period. Farmer Mac may pay dividends on the Series E Preferred Stock without paying dividends on any class or series of stock Farmer Mac may issue in the future that ranks junior to the Series E Preferred Stock. Dividends on the Series E Preferred Stock are also subject to:

Exhibit 4.9 7 - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; and - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter. - The Series E Preferred Stock does not contain any conversion terms, sinking fund provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - Farmer Mac has the right, but not the obligation, to redeem some or all of the issued and outstanding shares of Series E Preferred Stock on any scheduled dividend payment date on or after July 17, 2025, at a price equal to the then-applicable liquidation preference. If Farmer Mac chooses to redeem the Series E Preferred Stock, Farmer Mac will provide notice of the redemption between 30 and 60 days prior to the redemption date, by mail or in any manner permitted by the Depository Trust Company, which holds the shares of Series E Preferred Stock in book-entry form. There are no restrictions on redemption if there is any arrearage in the payment of dividends. - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares receive any payment. The shares of Series E Preferred Stock have equal liquidation preference to all other classes of Farmer Mac’s preferred stock. If assets available for distribution to Farmer Mac’s stockholders are insufficient to pay in full the - aggregate amount of the par value for all shares of all series of Farmer Mac’s preferred stock (including the Series E Preferred Stock), the assets will be distributed to the holders of shares of the Series E Preferred Stock on a pro rata basis with all other shares of Farmer Mac’s outstanding preferred stock. - The rights of holders may be modified under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Series E Preferred Stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Series E Preferred Stock. - The rights of holders of Series E Preferred Stock are not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities. 5.250% Non-Cumulative Preferred Stock, Series F - Farmer Mac’s 5.250% Non-Cumulative Preferred Stock, Series F (the “Series F Preferred Stock”) has a par value of $25, an initial liquidation preference of $25 per share, and an

Exhibit 4.9 8 annualized (non-cumulative) dividend rate of 5.250%. Each series of outstanding preferred stock (including the Series F Preferred Stock) ranks senior to Farmer Mac’s outstanding classes of common stock. - The charter does not impose any ownership restrictions on Farmer Mac's Series F Preferred Stock, and shares of this stock are freely transferable. Holders of the Series F Preferred Stock do not vote on the election of directors or any other matter, including any right to a change of control of Farmer Mac. - Dividends as may be declared by the Board, in the discretion of the Board, are paid quarterly to holders of the Series F Preferred Stock. Dividends on the Series F Preferred Stock are non-cumulative, so if the Board has not declared a dividend before the dividend payment date for any dividend period, the dividend will not be paid or accumulate, and Farmer Mac will not be obligated to pay dividends for that dividend period, whether or not dividends on the Series F Preferred Stock are declared for any future dividend period. Farmer Mac may pay dividends on the Series F Preferred Stock without paying dividends on any class or series of stock Farmer Mac may issue in the future that ranks junior to the Series F Preferred Stock. Dividends on the Series F Preferred Stock are also subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; and - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter. - The Series F Preferred Stock does not contain any conversion terms, sinking fund provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - Farmer Mac has the right, but not the obligation, to redeem some or all of the issued and outstanding shares of Series F Preferred Stock on any scheduled dividend payment date on or after October 17, 2025, at a price equal to the then-applicable liquidation preference. If Farmer Mac chooses to redeem the Series F Preferred Stock, Farmer Mac will provide notice of the redemption between 30 and 60 days prior to the redemption date, by mail or in any manner permitted by the Depository Trust Company, which holds the shares of Series F Preferred Stock in book-entry form. There are no restrictions on redemption if there is any arrearage in the payment of dividends. - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares receive any payment. The shares of Series F Preferred Stock have equal liquidation preference to all other classes of Farmer Mac’s preferred stock. If assets available for distribution to Farmer Mac’s stockholders are insufficient to pay in full the aggregate amount of the par value for all shares of all series of Farmer Mac’s preferred

Exhibit 4.9 9 stock (including the Series F Preferred Stock), the assets will be distributed to the holders of shares of the Series F Preferred Stock on a pro rata basis with all other shares of Farmer Mac’s outstanding preferred stock. - The rights of holders may be modified under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Series F Preferred Stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Series F Preferred Stock. - The rights of holders of Series F Preferred Stock are not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities. 4.875% Non-Cumulative Preferred Stock, Series G - Farmer Mac’s 4.875% Non-Cumulative Preferred Stock, Series G (the “Series G Preferred Stock”) has a par value of $25, an initial liquidation preference of $25 per share, and an annualized (non-cumulative) dividend rate of 4.875%. Each series of outstanding preferred stock (including the Series G Preferred Stock) ranks senior to Farmer Mac’s outstanding classes of common stock. - The charter does not impose any ownership restrictions on Farmer Mac's Series G Preferred Stock, and shares of this stock are freely transferable. Holders of the Series G Preferred Stock do not vote on the election of directors or any other matter, including any right to a change of control of Farmer Mac. - Dividends as may be declared by the Board, in the discretion of the Board, are paid quarterly to holders of the Series G Preferred Stock. Dividends on the Series G Preferred Stock are non-cumulative, so if the Board has not declared a dividend before the dividend payment date for any dividend period, the dividend will not be paid or accumulate, and Farmer Mac will not be obligated to pay dividends for that dividend period, whether or not dividends on the Series G Preferred Stock are declared for any future dividend period. Farmer Mac may pay dividends on the Series G Preferred Stock without paying dividends on any class or series of stock Farmer Mac may issue in the future that ranks junior to the Series G Preferred Stock. Dividends on the Series G Preferred Stock are also subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; and - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter. - The Series G Preferred Stock does not contain any conversion terms, sinking fund provisions, or preemption rights, and the holders of these shares do not face liability to

Exhibit 4.9 10 further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - Farmer Mac has the right, but not the obligation, to redeem some or all of the issued and outstanding shares of Series G Preferred Stock on any scheduled dividend payment date on or after July 17, 2026, at a price equal to the then-applicable liquidation preference. If Farmer Mac chooses to redeem the Series G Preferred Stock, Farmer Mac will provide notice of the redemption between 30 and 60 days prior to the redemption date, by mail or in any manner permitted by the Depository Trust Company, which holds the shares of Series G Preferred Stock in book-entry form. There are no restrictions on redemption if there is any arrearage in the payment of dividends. - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares receive any payment. The shares of Series G Preferred Stock have equal liquidation preference to all other classes of Farmer Mac’s preferred stock. If assets available for distribution to Farmer Mac’s stockholders are insufficient to pay in full the aggregate amount of the par value for all shares of all series of Farmer Mac’s preferred stock (including the Series G Preferred Stock), the assets will be distributed to the holders of shares of the Series G Preferred Stock on a pro rata basis with all other shares of Farmer Mac’s outstanding preferred stock. - The rights of holders may be modified under the following circumstances: - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Series G Preferred Stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Series G Preferred Stock. - The rights of holders of Series G Preferred Stock are not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities. 6.500% Non-Cumulative Preferred Stock, Series H - Farmer Mac’s 6.500% Non-Cumulative Preferred Stock, Series H (the “Series H Preferred Stock”) has a par value of $25, an initial liquidation preference of $25 per share, and an annualized (non-cumulative) dividend rate of 6.500%. Each series of outstanding preferred stock (including the Series H Preferred Stock) ranks senior to Farmer Mac’s outstanding classes of common stock. - The charter does not impose any ownership restrictions on Farmer Mac's Series H Preferred Stock, and shares of this stock are freely transferable. Holders of the Series H Preferred Stock do not vote on the election of directors or any other matter, including any right to a change of control of Farmer Mac.

Exhibit 4.9 11 - Dividends as may be declared by the Board, in the discretion of the Board, are paid quarterly to holders of the Series H Preferred Stock. Dividends on the Series H Preferred Stock are non-cumulative, so if the Board has not declared a dividend before the dividend payment date for any dividend period, the dividend will not be paid or accumulate, and Farmer Mac will not be obligated to pay dividends for that dividend period, whether or not dividends on the Series H Preferred Stock are declared for any future dividend period. Farmer Mac may pay dividends on the Series H Preferred Stock without paying dividends on any class or series of stock Farmer Mac may issue in the future that ranks junior to the Series H Preferred Stock. Dividends on the Series H Preferred Stock are also subject to: - the Board’s determination that adequate provision has been made for Farmer Mac’s reserve against guarantee losses prescribed by section 8.10(c)(1) of its charter; and - there being no outstanding obligations of Farmer Mac to the U.S. Treasury Department under section 8.13 of Farmer Mac’s charter. - The Series H Preferred Stock does not contain any conversion terms, sinking fund provisions, or preemption rights, and the holders of these shares do not face liability to further calls or assessment by Farmer Mac for any reason. There are no provisions discriminating against any existing or prospective holder as a result of such holder owning a substantial amount of shares or other securities of Farmer Mac. - Farmer Mac has the right, but not the obligation, to redeem some or all of the issued and outstanding shares of Series H Preferred Stock on any scheduled dividend payment date on or after October 17, 2030, at a price equal to the then-applicable liquidation preference. If Farmer Mac chooses to redeem the Series H Preferred Stock, Farmer Mac will provide notice of the redemption between 30 and 60 days prior to the redemption date, by mail or in any manner permitted by the Depository Trust Company, which holds the shares of Series H Preferred Stock in book-entry form. There are no restrictions on redemption if there is any arrearage in the payment of dividends. - In the event of any liquidation, dissolution, or winding up of the business of Farmer Mac, the holders of all series of Farmer Mac’s preferred stock shall be paid in full at the par value of that preferred stock, plus all accrued dividends, before the holders of any class of common shares receive any payment. The shares of Series H Preferred Stock have equal liquidation preference to all other classes of Farmer Mac’s preferred stock. If assets available for distribution to Farmer Mac’s stockholders are insufficient to pay in full the aggregate amount of the par value for all shares of all series of Farmer Mac’s preferred stock (including the Series H Preferred Stock), the assets will be distributed to the holders of shares of the Series H Preferred Stock on a pro rata basis with all other shares of Farmer Mac’s outstanding preferred stock. - The rights of holders may be modified under the following circumstances:

Exhibit 4.9 12 - Congress may modify Farmer Mac’s charter at any time and in any manner, which could affect the rights of any of Farmer Mac’s securityholders, including holders of Series H Preferred Stock; and - Farmer Mac’s charter prescribes that the Board may adopt and amend bylaws not inconsistent with Farmer Mac’s charter or other laws or regulations, which may have the effect of modifying the rights of holders of Series H Preferred Stock. - The rights of holders of Series H Preferred Stock are not materially limited or qualified by the rights of any other holders of Farmer Mac’s outstanding securities.